UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2025
Date of Report (Date of earliest event reported)

OCULUS INC.
(Exact name of registrant as specified in its charter)

Wyoming	0-29651	06-1576391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 – 837 West Hastings Street Vancouver, British Columbia, Canada	V6C 3N6
(Address of principal executive offices)	(Zip Code)

(604) 685-1017
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.         Submission of Matters to a Vote of Security Holders

Results of the Annual Meeting of Stockholders

An Annual Meeting of Stockholders (the “Meeting”) of the Company was held on October 15, 2025 to approve the agenda items described below.

Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 45,928,874 shares (50.24% of the 91,422,569 issued and outstanding shares of the Company entitled to vote as of the August 19, 2025 record date for the Meeting) were present in person or by proxy, constituted a quorum for the transaction of business and were voted at the Meeting. The agenda items submitted at the Meeting were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the Meeting with respect to that agenda item.

Agenda Item 1.                  To elect six directors:

Nominee	For		Withheld
Anton J. Drescher	38,720,464	(97.84%)	855,206	(2.16%)
Fabrice Helliker	38,725,651	(97.85%)	850,019	(2.15%)
Maurice Loverso	38,733,587	(97.87%)	842,083	(2.13%)
Rowland Perkins	38,741,093	(97.89%)	834,577	(2.11%)
Tom Perovic	38,888,523	(98.26%)	687,147	(1.74%)
Ron Wages	38,753,513	(97.92%)	822,157	(2.08%)

There were 6,353,204 broker non-votes with respect to the election of directors. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 2.                  To ratify the appointment of Davidson & Company LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
44,533,975	(96.96%)	797,766	(1.74%)	597,132	(1.30%)

There was one broker non-vote with respect to this agenda item. Abstentions were counted for purposes of determining the presence or absence of a quorum, and abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item.

Agenda Item 3.                  To approve the continuation of the Company’s Omnibus Equity Incentive Compensation Plan. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
38,586,330	(97.50%)	894,060	(2.26%)	95,280	(0.24%)

There were 6,353,204 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 4.                  To approve the amendment to Company’s Articles of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio between 1-for-2 and 1-for-10, with such ratio, implementation and timing of the reverse stock split to be determined at the discretion of the board of directors. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
43,402,509	(94.50%)	1,616,705	(3.52%)	909,660	(1.98%)

There were no broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

SECTION 7 – REGULATION FD

Item 7.01         Regulation FD Disclosure

On October 15, 2025 the Company issued a news release to announce the results of the Meeting. The Meeting was held on October 15, 2025 in Vancouver, British Columbia. All resolutions put forward at the meeting were approved by shareholders. A total of 45,928,874 common shares, representing 50.24% of the votes attached to all outstanding shares as at the record date of the meeting, were represented at the Meeting. The following individuals were elected, by ballot, as directors of the Company: Anton J. Drescher, Fabrice Helliker, Maurice Loverso, Rowland Perkins, Tom Perovic, and Ron Wages.

The detailed results of voting by ballot in respect of the election of directors were as follows:

	Votes For (#)	Votes For (%)		Votes Against or Withheld/Abstain (#)	Votes Against or Withheld/Abstain (%)
Election of Anton J. Drescher	38,720,464	(97.84%	)	855,206	(2.16%	)
Election of Fabrice Helliker	38,725,651	(97.85%	)	850,019	(2.15%	)
Election of Maurice Loverso	38,733,587	(97.87%	)	842,083	(2.13%	)
Election of Rowland Perkins	38,741,093	(97.89%	)	834,577	(2.11%	)
Election of Tom Perovic	38,888,523	(98.26%	)	687,147	(1.74%	)
Election of Ron Wages	38,753,513	(97.92%	)	822,157	(2.08%	)

Note: Routine US broker-vote shares voted without beneficial owner instructions are only eligible to vote for the appointment of auditors. Accordingly, 6,353,204 common shares were represented by proxy, but not voted.

By a resolution unanimously passed, Davidson & Company LLP, Chartered Professional Accountants, were appointed as the auditors for the Company for the fiscal year ending December 31, 2025 and, in accordance with the Articles of the Company, the directors were authorized to fix the auditors remuneration.

By a resolution, the shareholders unanimously ratified and approved the continuation of the Company’s Omnibus Equity Incentive Compensation Plan.

By a resolution, the shareholders unanimously ratified and approved the amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio between 1-for-2 and 1-for-10, with such ratio, implementation and timing of the reverse stock split to be determined at the discretion of the board of directors.

The detailed “Report of Voting Results” on all resolutions for the Company’s Meeting is available on the Company’s website, in the Company’s Current Report on Form 8-K as filed with the United States Securities and Exchange Commission available under the Company’s profile on EDGAR or upon request by contacting the Company’s Corporate Secretary at (604) 685-1017.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 8 –         OTHER EVENTS

Item 8.01         Other Events

On October 15, 2025, the Company’s Board of Directors convened a meeting immediately following the Meeting and reappointed the following officers:

Roland Perkins	President and Chief Executive Officer;

Anton J. Drescher	Corporate Secretary and Chief Financial Officer.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits

(d)                          Exhibits

Exhibit	Description

99.1	News Release dated October 15, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULUS INC.

DATE: October 15, 2025	By:	/s/ Anton J. Drescher
Anton J. Drescher
Corporate Secretary and CFO